SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 2, 1997

                         CONTINENTAL HOMES HOLDING CORP.


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             (Exact name of registrant as specified in its charter)


Delaware                               0-14830              86-0554624
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(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)       File Number)      Identification No.)


7001 North Scottsdale Road, Suite 2050
        Scottsdale, Arizona                                    85253
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number including area code:(602) 483-0006




                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 6. Resignations of Registrant's Directors.

     On October 6, 1997, Continental Homes Holding Corp. (the "Registrant) announced the resignations of Donald R. Loback as Chief Executive Officer and Chairman and William Steinberg and Peter D. O'Conner as directors. The resignations were given at a Board meeting held on October 3, 1997. During a Board meeting held on October 5, 1997, the Board of Directors elected
Bradley S. Andersen as Interim Chairman and W. Thomas Hickcox, President and Chief Operating Officer, as Chief Executive Officer of the Registrant.

Item 7. Exhibits.


Number  Description

1 Copy of letter of resignation of Donald R. Loback to the Board of Directors of the Registrant.

2 Copy of letter of resignation of William Steinberg to the Board of Directors of the Registrant.

3 Copy of letter of resignation of Peter D. O'Conner to the Board of Directors of the Registrant.

4       Copy of Press Release


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 8, 1997              CONTINENTAL HOMES HOLDING CORP.

                                    /S/ Julie E. Collins
                                    ---------------------------------
                                    Julie E. Collins
                                    Chief Financial Officer